QuickLinks -- Click here to rapidly navigate through this document

Exhibit 4.6

        The Trust Deed of the Barclays Group Share Incentive Plan has been incorporated by reference to the 2001 Form 20-F filed with the SEC on March 22, 2002.

QuickLinks

  Exhibit 4.6